SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 24, 2003

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of Registrants as Specified in their Charters)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(States or Other Jurisdictions of Incorporation)	(Commission file Numbers)	(IRS Employer Identification Nos.)

Five Greenwich Office Park, Greenwich, Connecticut 06830

(Address of Principal Executive Offices) (Zip Code)

(203) 622-3131

Registrants’ telephone number, including area code

Item 9.    Regulation FD Disclosure.

Exhibit 99.1 is incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

99.1 Press	release of United Rentals, Inc., dated February 24, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 24th day of February, 2003.

UNITED RENTALS, INC.

By:	/s/ John N. Milne
Name: John N. Milne Title: President and Chief Financial Officer

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ John N. Milne
Name: John N. Milne Title: President and Chief Financial Officer